FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14157 (Commission File Number)	36-2669023 (IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Matters

        This Form 8-K updates disclosures previously made by Telephone and Data Systems, Inc. ("TDS") and its subsidiary, United States Cellular Corporation ("U.S. Cellular"), on Forms 8-K dated November 6, November 13, November 15, November 22 and December 8, 2006 relating to the restatement of certain financial statements and delayed filing of their Quarterly Reports on Form 10-Q ("Form 10-Q") for the period ended September 30, 2006.

        On November 6, 2006, TDS and U.S. Cellular disclosed that they will restate their financial results for each of the three years in the period ended December 31, 2005, including quarterly information for 2005 and 2004, and certain selected financial data for 2002. TDS and U.S. Cellular also disclosed that they will restate their Forms 10-Q for the periods ended March 31, 2006 and June 30, 2006 (collectively, "the restatements").

        As a result of the restatements, TDS and U.S. Cellular also disclosed that they would delay the filing with the Securities and Exchange Commission of their Forms 10-Q for the period ended September 30, 2006.

        As previously disclosed, the restatements and delayed filings have resulted in non-compliance with listing standards of the American Stock Exchange ("AMEX") and defaults under a revolving credit agreement between TDS and certain lenders, under a revolving credit agreement between U.S. Cellular and certain lenders and under certain forward contracts between subsidiaries of TDS and U.S. Cellular and a counterparty.

        TDS and U.S. Cellular previously received extensions to regain compliance with the AMEX listing standards until January 22, 2007.

        TDS and U.S. Cellular also previously received waivers under the revolving credit agreement between TDS and certain lenders, under a revolving credit agreement between U.S. Cellular and certain lenders and under certain forward contracts between subsidiaries of TDS and U.S. Cellular and a counterparty, provided that TDS and U.S. Cellular file the restatements and Forms 10-Q for the quarter ended September 30, 2006 by January 12, 2007. However, TDS and U.S. Cellular are unable to make such filings by January 12, 2007. Accordingly, TDS and U.S. Cellular requested and received extensions of such waivers, provided that TDS and U.S. Cellular file the restatements and Forms 10-Q for the quarter ended September 30, 2006 by February 12, 2007.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

        In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

        Attached as Exhibit 99.1 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: January 12, 2007

By:	/s/ D. Michael Jack

D. Michael Jack
Senior Vice President and Corporate Controller

EXHIBIT INDEX The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
99.1	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement